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                                                                   Exhibit 10.51



                           WAIVER AND SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 12, 2001 is entered into by and among U.S. PLASTIC LUMBER CORP., a Nevada corporation (the "Company"), the financial institutions listed on the signature pages hereof (collectively, the "Banks") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

WHEREAS, the Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of June 30, 2000 (as previously amended, the "Existing Credit Agreement" and, as amended and modified by this Amendment, the "Amended Credit Agreement"); and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINED TERMS. Terms defined in the Existing Credit Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 2 AMENDMENTS TO EXISTING CREDIT AGREEMENT. Effective on the Amendment Effective Date (as defined below), the Existing Credit Agreement is amended as set forth in this Section 2.

         2.1 AMENDMENT OF DEFINITIONS. (a) The definitions of "Base Rate Margin," "Borrowing Base," "Computation Period," "Eurodollar Margin," "Funded Debt", "Funded Debt to Adjusted EBITDA Ratio," "Interest Coverage Ratio," "LC Fee Rate" and "Senior Funded Debt to Adjusted EBITDA Ratio" are amended in their entirety to read as follows, respectively:

                  "BASE RATE MARGIN means 3.5%."

                  "BORROWING BASE means, at any time of determination, the sum of (i) 80% of Eligible Accounts Receivable, plus (ii) the least of (1) 50% of Eligible Inventory, (2) the AR Cap Percentage (as defined below) of the amount determined pursuant to clause (i), or (3) $5,000,000, plus (iii) the Specified Percentage of the Initial Equipment Value of all Eligible Equipment. For purposes of the foregoing, the AR Cap Percentage means 100% prior to July 15, 2001, 75% from July 15, 2001 to September 14, 2001 and 50% thereafter."




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                  "COMPUTATION PERIOD means each period of four consecutive
Fiscal Quarters ending on the last day of a Fiscal Quarter; provided that for purposes of Sections 10.6.3 and 10.6.4, (a) the Computation Period ending on June 30, 2001 shall be the four-month period ending on such date; and (b) the Computation Period ending on September 30, 2001 shall be the six-month period ending on such date."

                  "EURODOLLAR MARGIN means, for any Interest Period, a percentage rate per annum equal to the positive remainder (if any) of (a) the sum of the Base Rate as in effect on the first day of such Interest Period plus 3.5% minus (b) the Eurodollar Rate for such Interest Period."

                  "FUNDED DEBT means an amount equal to the remainder of (a) all Debt of the Company and its Subsidiaries, excluding (i) contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except, in each case, to the extent constituting Suretyship Liabilities in respect of Debt of a Person other than the Company or any Subsidiary), (ii) Hedging Obligations and (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries, minus (b) the excess, if any, of the principal amount (including capitalized interest) of all outstanding Subordinated Debt over $12,500,000."

                  "FUNDED DEBT TO ADJUSTED EBITDA RATIO means, for any Computation Period, the ratio of (i) Funded Debt as of the last day of such Computation Period to (ii) Adjusted EBITDA for such Computation Period; provided that (a) for the Computation Period ending on June 30, 2001, Adjusted EBITDA shall be multiplied by three; and (b) for the Computation Period ending on September 30, 2001, Adjusted EBITDA shall be reduced by $898,000 and then multiplied by 1.714."

                  "INTEREST COVERAGE RATIO means, for any period, the ratio of EBITDA for such period to (b) cash Interest Expense for such period."

                  "LC FEE RATE means 5% for Financial Letters of Credit and 3.5% for Non-Financial Letters of Credit."

                  "SENIOR FUNDED DEBT to Adjusted EBITDA Ratio means, for any Computation Period, the ratio of (i) Senior Funded Debt as of the last day of such Computation Period to (ii) Adjusted EBITDA for such Computation Period; provided that (a) for the Computation Period ending on June 30, 2001, Adjusted EBITDA shall be multiplied by three; and (b) for the Computation Period ending on September 30, 2001, Adjusted EBITDA shall be reduced by $898,000 and then multiplied by 1.714."

         (b) The first clause of the definition of "Interest Period" is amended to read as follows:

                  "INTEREST PERIOD means, as to any Eurodollar Loan, the period commencing on the last Business Day of a month and ending on the last Business Day of the immediately following month;".





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         2.2 DELETION OF DEFINITIONS. The definitions of "Compliance with
9/30/01 Covenants" and "Designated Amount" are deleted from Section 1.1.

         2.3 ADDITION OF DEFINITION. The following definition of "Compliance with 12/31/01 Covenants" is added to Section 1.1 in appropriate alphabetical sequence: "Compliance with 12/31/01 Covenants means that, as of the end of a Fiscal Quarter, (a) no Event of Default or Unmatured Event of Default exists and
(b) the Company would be in compliance with each of the financial covenants set forth in Section 10.6.2 through 10.6.7 assuming that the ratios and requirements for December 31, 2001 were applicable."

         2.4 INTEREST PAYMENTS. Sections 4.1 and 4.2 shall be amended in their entirety to read as follows:

         "4.1 INTEREST RATES. The Company promises to pay interest on the unpaid principal amount of each Loan, for the period commencing on the date such Loan is advanced until such Loan is paid in full, as follows:

                  (a) in the case of Revolving Loans and Term Loans, (i) at all times such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin; and (ii) at all times such Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) applicable to each Interest Period for such Loan plus the Eurodollar Margin for such Interest Period; and

                  (b) in the case of Swing Line Loans, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin; provided that, payment of interest at 1.5% per annum on each Loan shall be deferred until the earliest of (i) the date of the sale of Clean Earth, Inc., (ii) September 30, 2001 or (iii) the date on which the Loans are accelerated; and provided further that, unless the Required Banks otherwise agree in writing, at any time an Event of Default exists the interest rate applicable to each Loan shall be increased by 2%.

         4.2 INTEREST PAYMENT DATE. Accrued interest on each Loan shall be payable in arrears on the last Business Day of each calendar month (except to the extent deferred pursuant to Section 4.1) and at maturity. After maturity, interest on all Loans shall be payable on demand."

         2.5 Letter of Credit Fees. Section 5.2 shall be amended in its entirety to read as follows:

         "5.2 LETTER OF CREDIT FEES. (a) The Company agrees to pay to the Administrative Agent for the account of the Banks pro rata according to their respective Revolving Percentages a letter of credit fee for each Letter of Credit in an amount equal to the applicable LC Fee Rate (based on the type of Letter of




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         Credit) per annum in effect from time to time of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that, unless the Required Banks otherwise agree in writing, the rate applicable to each Letter of Credit shall be increased by 2% at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last Business Day of each calendar month and on the Revolving Termination Date (and, if any Letter of Credit remains outstanding on the Revolving Termination Date, thereafter on demand) for the period from the date of the issuance of each Letter of Credit to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated; provided that, payment of such fees at 1.5% per annum shall be deferred until the earliest of (i) the date of the sale of Clean Earth, Inc., (ii) September 30, 2001 or (iii) the date on which the Loans are accelerated."

         2.6 MANDATORY REDUCTION OF REVOLVING COMMITMENTS. Section 6.2.3 is amended by deleting the last sentence thereof.

         2.7 MANDATORY PREPAYMENTS FROM EQUITY OR ASSET SALES. Clauses (a), (b) and (c) of Section 6.3.2 are amended in their entirety to read as follows:

         "(a) Concurrently with the receipt by the Company or any Subsidiary of any Net Cash Proceeds from the issuance of any Equity or Equity Equivalents (excluding any such issuance by a Subsidiary to the Company or another Subsidiary), the Company shall make a prepayment of the Loans in an amount equal to the Specified Percentage (as defined below) of such Net Cash Proceeds except to the extent such issuance is in connection with an acquisition permitted by
Section 10.11. The "Specified Percentage" shall be (i) 0% until the total Net Cash Proceeds of Equity and Equity Equivalents equals $6,500,000; (ii) 50% until such total equals $12,500,000; and (iii) 75% thereafter.

         (b) Concurrently with the receipt by the Company or any Subsidiary of any Net Cash Proceeds from any Asset Sale or any mortgage financing of the Chicago Facility, the Company shall make a prepayment of the Loans in an amount (rounded down, if necessary, to an integral multiple of $100,000) equal to the Asset Sale Percentage (as defined below) of such Net Cash Proceeds; provided that no prepayment shall be required pursuant to this clause (b) unless and until the aggregate amount of all Net Cash Proceeds which would be required to be prepaid pursuant to this clause (b) absent this proviso, minus all Net Cash Proceeds previously applied pursuant to this clause (b), equals or exceeds $100,000. For purposes of the foregoing sentence, "Asset Sale Percentage" means
(i) if the applicable Net Cash Proceeds are from the sale and leaseback or third-party mortgage financing of the Chicago Facility, 50%, and (ii) if the applicable Net Cash Proceeds are from the sale of any other asset, 100% or such lesser percentage as all Banks may agree.

         (c) Within 90 days after the end of each Fiscal Year, the Company shall make a prepayment of the Loans in an amount equal to 50% of Excess Cash Flow for such Fiscal Year."





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         2.8 MANDATORY PREPAYMENTS FROM SUBORDINATED DEBT. The existing clauses
(d) and (e) in Section 6.3.2 are re-lettered as (e) and (f), respectively, and the following new clause (d) is inserted in such Section:

         "(d) Concurrently with the receipt by the Company of any Net Cash Proceeds from the issuance of any Subordinated Debt, the Company shall make a prepayment of the Loans in an amount equal to 50% of such Net Cash Proceeds except to the extent such Net Cash Proceeds are applied to repay then-existing Subordinated Debt."

         2.9 APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS. Section 6.3.3 is amended in its entirety to read as follows:

         "6.3.3 APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS. Each mandatory prepayment of Term Loans pursuant to clause (a) or (c) of Section
6.3.2 shall be applied to the outstanding Term Loans on a pro rata basis with respect to each remaining installment thereof until such Term Loans shall have been fully prepaid. Each mandatory prepayment of Term Loans pursuant to clause
(b) of Section 6.3.2 shall be applied (i) up to an aggregate amount of $6,250,000, to the remaining installments of the Term Loans in the order of maturity and (ii) thereafter, to the remaining installments of the Term Loans in the inverse order of the maturity of such installments; provided that any Net Cash Proceeds from the sale of Clean Earth, Inc. shall be applied to the outstanding Term Loans on a pro rata basis with respect to each remaining installment thereof until the Term Loans shall have been fully prepaid. Each mandatory prepayment of Term Loans pursuant to clause (d) of Section 6.3.2 shall be applied to the remaining installments thereof in the order of the maturity of such installments. Prepayments shall be applied pro rata to the applicable Term Loans of all Banks in accordance with their Percentages."

         2.10 WEEKLY REPORTS. Section 10.1.11 is amended in its entirety to read as follows:

         "10.1.11 WEEKLY REPORTS. As soon as practicable and in any event within five days after the end of each week, (a) a report outlining any major business developments with respect to the Company and its Subsidiaries, (b) a Borrowing Base Certificate signed by the chief financial officer of the Company as of the last day of such week and (c) an updated weekly cash budget for the following 13 weeks, substantially in the form of Annex 1 to the Second Amendment to this Agreement."

         2.11 MINIMUM INTEREST COVERAGE. Section 10.6.2 is amended in its entirety to read as follows:

         "10.6.2 MINIMUM INTEREST COVERAGE. Not permit the Interest Coverage Ratio (a) for the period of three months ending June 30, 2001 to be less than
1.75 to 1.0; (b) for the period of six months ending September 30, 2001 to be less than 2.00 to 1.0; or (c)




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for the period of nine months ending on December 31, 2001 and any period of 12 months ending on the last day of a Fiscal Quarter thereafter to be less than
3.00 to 1.0."

         2.12 OTHER INFORMATION. Section 10.1.12 is amended by adding the following sentence at the end thereof.

         "Without limiting the foregoing, the Company will (a) cause senior officers of the Company to meet with the Banks and the Agent at reasonable intervals (and, in any event, at least once a month unless the Required Banks elect otherwise) to discuss the business and prospects of the Company and its Subsidiaries; and (b) cause senior officers of the Company, and (to the extent requested by the Required Banks) any investment banking firm or similar entity employed by the Company, to participate in a conference call with the Banks and the Agent at least twice a month (one of which may be in conjunction with the meeting referred to in clause (a) of this sentence) to provide an update on all major business developments with respect to the Company and its Subsidiaries (including any capital-raising program or any material sale of assets).

         2.13 FUNDED DEBT TO ADJUSTED EBITDA RATIO. Section 10.6.3 is amended in its entirety to read as follows:

         "10.6.3 FUNDED DEBT TO ADJUSTED EBITDA RATIO. Not permit the Funded Debt to Adjusted EBITDA Ratio as of the last date of any Computation Period to exceed the applicable ratio set forth below:

         Computation                                     Funded Debt to
         Period Ending:                                  Adjusted Ebitda Ratio:
         -------------                                   ---------------------

         June 30, 2001                                         6.00 to 1.0
         September 30, 2001 through December 31, 2001          3.50 to 1.0
         March 31, 2002 and thereafter                         3.25 to 1.0."

         2.14 SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO. Section 10.6.4 is amended in its entirety to read as follows:

         "10.6.4 SENIOR FUNDED DEBT TO ADJUSTED EBITDA RATIO. Not permit the Senior Funded Debt to Adjusted EBITDA Ratio as of the last date of any Computation Period to exceed the applicable ratio set forth below:

         Computation                                     Senior Funded Debt to
         Period Ending:                                  Adjusted Ebitda Ratio:
         -------------                                   ---------------------

         June 30, 2001                                         5.00 to 1.0
         September 30, 2001 through December 31, 2001          3.00 to 1.0
         March 31, 2002 and thereafter                         2.75 to 1.0."





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         2.15 NET LOSS. Section 10.6.7 is amended in its entirely to read as follows:

         "10.6.7 NET LOSS. Not permit the Company, on a consolidated basis, (a) to have a pre-tax net loss of more than $(6,800,000) for the Fiscal Quarter ending March 31, 2001; or (b) to have a pre-tax net loss for any Fiscal Quarter thereafter."

         2.16 MINIMUM EBITDA. Section 10.6.8 is amended in its entirety to read as follows:

         "10.6.8 MINIMUM EBITDA. Not permit cumulative EBITDA for any period beginning on January 1, 2001 and ending on the last day of a calendar month set forth below to be less than the applicable amount set forth below:

         Month Ending:                       Minimum Ebitda
         ------------                        --------------

         January 31, 2001                    $(1,000,000)
         February 28, 2001                   $(1,550,000)
         March 31, 2001                      $(1,200,000)
         April 30, 2001                      $  (600,000)
         May 31, 2001                        $   150,000
         June 30, 2001                       $ 2,600,000

         Without limiting the foregoing, the Company will not permit EBITDA for the month ending March 31, 2001 to be less than $250,000, will not permit EBITDA for the month ending April 30, 2001 to be less than $700,000 and will not permit EBITDA for the month ending May 31, 2001 to be less than $750,000."

         2.17 Limitations on Debt. (a) Clause (b) of Section 10.7 is amended in its entirety to read as follows:

         "(b) Debt arising under Capital Leases, Debt secured by Liens permitted by subsection 10.8(c) or (d) and other Debt outstanding on the date hereof and listed in Schedule 10.7, and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $24,000,000 so long as the Company is operating the facility in Chicago, Illinois as a Capital Lease and shall not exceed $21,000,000 if the Company acquires the facility in Chicago, Illinois."

         (b) Section 10.7 is also amended by deleting "and" at the end of clause
(f), deleting the period at the end of clause (g) and replacing it with "; and" and inserting the following clause (h):

         "(h) Debt secured by a mortgage on the Chicago Facility so long as (i) no Event of Default or Unmatured Event of Default exists at the time of or will result




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         from the financing by such lender and (ii) 50% of the Net Cash Proceeds of such financing are applied to prepay the Loans in accordance with
         Section 6.3.2(b)."

         2.18 LIENS. Section 10.8 is amended by deleting the word "and" at the end of clause (f), deleting the period at the end of clause (g) and replacing it with "; and" and inserting the following clause (h):

         "(h) a mortgage granted to a third-party lender on the Chicago Facility so long as (i) no Event of Default or Unmatured Event of Default result at the time of or will result from the financing by such lender and (ii) 50% of the Net Cash Proceeds of such financing are applied to prepay Loans in accordance with
Section 6.3.2(b)."

         2.19 PREPAYMENT OF SUBORDINATED DEBT. The proviso to Section 10.10 is amended by deleting the word "and" at the end of clause (i), deleting the period at the end of clause (ii) and replacing it with a semi-colon followed by the following: "and (iii) the Company may use the proceeds of Subordinated Debt issued after the date hereof to prepay existing Subordinated Debt."

         2.20 INVESTMENTS. Section 10.20 is amended by deleting clause (i) thereof and substituting the following therefor:

         "(i) bank deposits in the ordinary course of business; provided that with respect to deposits (excluding amounts in payroll accounts for which checks to employees have been issued) maintained with any bank other than the Administrative Agent, such bank and the Company shall have delivered to the Administrative Agent, not later than March 30, 2001, a blocked account agreement substantially in the form of Exhibit J hereto (or in such other form as is acceptable to the Administrative Agent)."

         2.21 APPRAISALS AND FIELD EXAM. The following Section 10.23 is added in appropriate numerical sequence:

         "10.23 APPRAISALS AND FIELD EXAM. Promptly after the Amendment Effective Date, permit, and cause each Subsidiary to permit, the Administrative Agent, or any Person engaged by the Administrative Agent or the Required Banks, to conduct such fixed asset appraisals and field examinations of collateral, and pay all reasonable costs and expenses of the foregoing, as the Administrative Agent or the Required Banks may from time to time request. Nothing in this
Section 10.23 shall limit or otherwise affect any right, power or remedy of the Administrative Agent, any Bank or the Required Banks during the existence of an Event of Default."

         2.22 EVENTS OF DEFAULT. Section 12.1 is amended by deleting the existing Section 12.1.12 and inserting the replacement Section 12.1.12 set forth below followed by the new Section 12.1.13 set forth below:





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         "12.1.12 ADDITIONAL EQUITY. As of the last day of any month, beginning
March 31, 2001, the Company shall have failed to receive Net Cash Proceeds from the issuance of Equity or Equity Equivalents after February 28, 2001 in an aggregate amount at least equal to the sum of (a) $500,000 plus (b) the product of $500,000 multiplied by the number of months that have elapsed since February 28, 2001 (i.e., $1,000,000 by March 31, 2001, $1,500,000 by April 30, 2001,
$2,000,000 by May 31, 2001, and so on) until the Company shall have received a total of $6,500,000.

         12.1.13 COMPLIANCE WITH LETTER AGREEMENT The Company shall fail to comply with the requirements set forth in the letter agreement of even date herewith among the Company, the Required Banks and the Administrative Agent."

         2.23 EXHIBIT J. Exhibit J hereto is added to the Existing Credit Agreement as Exhibit J thereto.

         SECTION 3 WAIVERS. The Required Banks waive any Event of Default under the Existing Credit Agreement resulting from the Company's failure to comply with the covenants set forth in Sections 10.6.2 and 10.6.6 of the Existing Credit Agreement for the Fiscal Quarter ended December 31, 2000, from the Company's failure to comply with the financial covenant set forth in Section
10.6.8 of the Existing Credit Agreement for the months ending November 30, 2000, December 31, 2000 and January 31, 2001 and from the Company's failure to raise $4,000,000 of Net Cash Proceeds from the issuance of Equity or Equity Equivalents by December 26, 2000 as required by Section 12.1.12 of the Existing Credit Agreement. The foregoing waivers are limited to the matters specifically set forth above and shall not be deemed to constitute a waiver or consent with respect to any other matter whatsoever.

         SECTION 4 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and the Administrative Agent that:

         4.1 AUTHORIZATION; NO CONFLICT. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Amended Credit Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or any material agreement or other document binding upon or applicable to the Company or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to the Company or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of the properties of the Company or any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to the Company or any of its Subsidiaries.





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         4.2 DUE EXECUTION; ENFORCEABILITY. This Amendment has been duly executed and delivered by the Company and, together with the Amended Credit Agreement, is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforce ability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

         4.3 REAFFIRMATION OF WARRANTIES. The warranties contained in Section 9 of the Existing Credit Agreement are true and correct on the date of this Amendment, except to the extent that such warranties (a) solely relate to an earlier date or (b) are changed by circumstances or events that do not constitute a breach of the covenants set forth in Section 10 of the Amended Credit Agreement.

         SECTION 5 CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof upon satisfaction of all of the following conditions (such date is herein called the "Amendment Effective Date"):

         5.1 RECEIPT OF DOCUMENTS. The Administrative Agent shall have received all of the following, each duly executed and dated the date of its delivery and in form and substance satisfactory to the Administrative Agent, and each in sufficient number of signed counterparts to provide one for each Bank:

         (a) AMENDMENT. Counterpart originals of this Amendment, duly executed by the Company, the Required Banks and the Administrative Agent. For purposes hereof, a facsimile executed copy shall be treated as an original.

         (b) RESOLUTIONS; INCUMBENCY. A certificate of the secretary or an assistant secretary of the Company, substantially in the form of Attachment A to this Amendment, with respect to resolutions of the Board of Directors of the Company and the names and signatures of the officers of the Company authorized to execute and deliver this Amendment, together with a sample of the true signature of each such officer. (The Administrative Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein, and may conclusively rely on any such subsequent certificate.)

         (c) CONSENTS. Certified copies of all documents evidencing any necessary corporate action, consents, and governmental and regulatory approvals with respect to this Amendment.

         (d) OTHER. Such other documents as the Agent or any Bank may reasonably request.

         5.2 OTHER CONDITIONS. The following further conditions precedent shall have been satisfied:




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         (a) NO DEFAULT. No Event of Default or Unmeasured Event of Default
shall have occurred and be continuing.

         (b) CERTIFICATE. The Administrative Agent shall have received a certificate, dated such date as shall be acceptable to the Administrative Agent and signed by the president or a vice president of the Company, substantially in the form of Attachment B to this Amendment, as to the matters set forth in Sections 4.3 and 5.2(a).

         (c) NET CASH PROCEEDS. The Company shall have received Net Cash Proceeds from the issuance of Equity or Equity Equivalents after January 1, 2001 in an amount not less than $500,000.

         (d) FEES. The Company shall have paid to the Administrative Agent, for the account of each Bank, a fee of 1/4% of each Bank's Commitment and shall have paid all other fees and expenses then due and payable.

         SECTION 6 MISCELLANEOUS.

         6.1 EXPENSES. The Company agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including fees, charges and expenses of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this
Section 6.2 shall survive any termination of this Amendment and the Amended Credit Agreement.

         6.2 CAPTIONS. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         6.3 GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         6.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         6.5 REFERENCES TO CREDIT AGREEMENT. Except as herein amended, the Existing Credit




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

Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendment to the Existing Credit Agreement accomplished hereby, each reference in the Amended Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Existing Credit Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

         6.6 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Banks. Notwithstanding the foregoing, the Company shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Banks.

         6.7 EFFECT OF PRIOR WAIVER. Pursuant to the Waiver and First Amendment to Credit Agreement dated November 13, 2000, the Required Banks agreed to waive the provisions of Section 10.6.7 of the "Existing Credit Agreement" (as defined therein) for the Fiscal Quarter ending March 31, 2001. The Company acknowledges that Section 10.6.7 has been amended pursuant to this Amendment, that the prior waiver did not constitute a waiver of such Section as so amended and that, accordingly, the Company shall be required to comply with Section 10.6.7 of the Amended Credit Agreement for the Fiscal Quarter ending March 31, 2001.

         6.8 FLOOR ON EURODOLLAR MARGIN. The parties hereto agree that, notwithstanding any other provision hereof or of the Amended Credit Agreement, until all Banks have executed and delivered counterparts hereof (by facsimile or otherwise) to the Administrative Agent, the Eurodollar Margin will not be less than the rate per annum which would have been the Eurodollar Margin if determined in accordance with the Existing Credit Agreement.

         6.9 ADDITIONAL AMENDMENT FEE. In consideration of the execution and delivery hereof by the Required Banks, the Company agrees to pay the Agent, for the account of the Banks pro rata according to the respective Revolving Percentages, an additional amendment fee of $600,000 on September 15, 2001; provided that the Company shall be relieved of its obligation to pay 50% of such additional amendment fee if, on or prior to September 15, 2001, the Company shall have repaid in full all of its obligations under the Credit Agreement (including the other 50% of such additional amendment fee), canceled all Letters of Credit and terminated the Commitments.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                     U.S. PLASTIC LUMBER CORP.

                                     By: /s/ John W. Poling
                                         ---------------------------------------
                                     Print Name: John W. Poling
                                     Title: Chief Financial Officer

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent

                                     By: /s/ Kristine D. Hyde
                                         ---------------------------------------
                                     Print Name: Kristine D. Hyde
                                     Title: Vice President




BANKS                                BANK OF AMERICA, N.A., as Issuing Bank and
                                     Swing Line Bank



                                     By: /s/ Ronald Prince
                                         ---------------------------------------
                                     Print Name: Ronald Prince
                                     Title: Senior Vice President


                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as a Bank



                                     By: /s/ Margaret Heger
                                         ---------------------------------------
                                     Print Name: Margaret Heger
                                     Title: First Vice President


                                     UNION PLANTERS BANK, as a Bank



                                     By: /s/ Edward F. Holden
                                         ---------------------------------------
                                     Print Name: Edward F. Holden
                                     Title: Corporate Banking Division

                                                                    Attachment A
                            U.S. PLASTIC LUMBER CORP.

                             Secretary's Certificate

TO:      The Administrative Agent and the Banks,
         parties to the Second Amendment to the
         Credit Agreement referenced below

         This Certificate is being furnished pursuant to Section 5.1 of that certain Second Amendment to the Credit Agreement (the "Amendment") dated as of March 12, 2001 among U.S. Plastic Lumber Corp. (the "Company", the financial institutions listed on the signature pages of the Amendment (the "Banks") and Bank of America, N.A., as agent for such financial institutions (in such capacity, the "Administrative Agent"), which amends that certain Credit Agreement dated as of June 30, 2000 among the Company, various financial institutions and the Administrative Agent (as previously amended, the "Existing Credit Agreement"; the Existing Credit Agreement, as amended by the Amendment, is hereinafter referred to as the "Amended Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

         The undersigned, Bruce C. Rosetto, Secretary of the Company, hereby certifies on behalf of the Company that:

         (a) Attached hereto as Attachment 1 are true and correct copies of certain resolutions which were duly adopted by the Board of Directors of the Company as of February 27, 2001; such resolutions have not been rescinded or amended and are in full force and effect on and as of the date hereof.

         (b) There is no other corporate action, consent or governmental or regulatory approval required for the execution and delivery of the Amendment.

         (c) The following named persons were duly elected to, and are validly acting in, the offices listed opposite each of their names, are authorized to execute, on behalf of and in the name of the Company, the Amendment and any and all other agreements, instruments, or documents contemplated by the Amendment or the Amended Credit Agreement or requested by Administrative Agent, and their respective signatures set forth below are their genuine signatures.

Name                       Title                       Signature
----                       -----                       ---------

John W. Poling    Chief Financial Officer              _________________________

Bruce C. Rosetto  Vice President and General Counsel   _________________________

         (d) The Administrative Agent and the Banks may rely on this Certificate until advised by a like certificate of any changes herein.

         IN WITNESS WHEREOF, I have executed this certificate as of the 15 day of March, 2001.


                                        U.S. PLASTIC LUMBER CORP.



                                        By: /s/ Bruce C. Rosetto
                                            ------------------------------------
                                        Name Printed: Bruce C. Rosetto
                                        Secretary

Bruce C. Rosetto is the duly elected and qualified Secretary of the Company and the signature above is his genuine signature.

         IN WITNESS WHEREOF, I have executed this certificate as of the 15 day of March, 2001.


                                        U.S. PLASTIC LUMBER CORP.



                                        By: /s/ John W. Poling
                                            ------------------------------------
                                        Name Printed: John W. Poling
                                        Chief Financial Officer

                                                                    Attachment B

                            U.S. PLASTIC LUMBER CORP.
                      Chief Financial Officer's Certificate

TO: The Administrative Agent and the Banks, parties to the Second Amendment to the Credit Agreement (the "Amendment")

         The undersigned, John W. Poling, Chief Financial Officer of U.S. Plastic Lumber Corp. (the "Company"), hereby certifies on behalf of the Company, that:

         (a) The representations and warranties on the part of the Company contained in the Amendment and the Credit Agreement are as true and correct at and as of the date hereof as though made on and as of the date hereof except to the extent that such warranties solely relate to an earlier date or are changed by circumstances or events that do not constitute a breach of the covenants set forth in Section 10 of the Amended Credit Agreement.

         (b) As of the date hereof, no Event of Default or Unmatured Event of Default exists which is continuing.

         IN WITNESS WHEREOF, I have executed this certificate as of the 15 day of March, 2001.

                                        U.S. PLASTIC LUMBER CORP.


                                        By: /s/ John W. Poling
                                            ------------------------------------
                                            Name Printed: John W. Poling
                                            Chief Financial Officer